EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Melanie Farrand, the Principal Financial Officer of Shoshone Silver Mining Company (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)            the Annual Report on Form 10-K of the Company, for the fiscal year ended September 30, 2010, and to which this certification is attached as Exhibit 32.2 (the “Report”) fully complies with the requirements of Section 13(a) oar 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                                                By:         /s/ Melanie Farrand

                                                                                                Name:    Melanie Farrand
                                                                                                Title:       Treasurer and Principal Financial Officer
                                                                                                Date:      December 24, 2010

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies the Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 (whether made before or after the date of the Form 10-K), irrespective of any general incorporation language contained in such filing.